UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K
                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


       Date Of Report: (Date of earliest event reported) September 13, 2006


                                  RF INDUSTRIES, LTD.
                   (Name of small business issuer in its charter)


          Nevada                        0-13301                  88-0168936
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)



                            7610 Miramar Road, Bldg. 6000,
                           San Diego, California 92126-4202
                       (Address of Principal Executive Offices)

                                    (858) 549-6340
                             (Registrant's Telephone Number)


                             -------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

         On September 13, 2006, the Registrant issued a press release announcing its financial results for the third fiscal quarter of fiscal year ending October 31, 2006. A copy of the press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

         The information in Item 2.02 of this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01         Financial Statements and Exhibits.


               (c) Exhibits.

  Exhibit No.       Description
  -----------       -----------

  99.1 Press Release dated September 13, 2006 announcing to the financial results for the third quarter of the fiscal year ending October 31, 2006.



                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 13, 2006



                                              By: /s/ Howard Hill
                                              -------------------
                                              Howard Hill
                                              President, Chief Executive Officer